Supplement Dated January 17, 2025
To The Statement of Additional Information
Dated April 29, 2024

JNL® Investors Series Trust

Effective January 1, 2025, “Trustees and Officers of the Trust,” under “Trustee Compensation,” please delete the first paragraph in the entirety and replace with the following:

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2025, each Independent Trustee is paid by the Fund Complex an annual retainer of $370,000.  The fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. The Chairman of the Board of Trustees receives an additional annual retainer of $105,000.  The Chair of the Audit Committee receives an additional annual retainer of $30,000 for services in that capacity.  The Chair of the Governance Committee receives an additional annual retainer of $25,000 for services in that capacity.  The Chair of each Investment Committee receives an additional annual retainer of $25,000 for services in that capacity.

This Supplement is dated January 17, 2025.